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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 20, 2000



                             MULTIMEDIA K.I.D., INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                     000-24637             91-1890338
  ----------------------------       -----------        ------------------
  (State or other jurisdiction       (Commission          (IRS Employer
       of incorporation)             File Number)       Identification No.)



23 Halutzat Hapardesanut Street, Petach Tikvah, 49221 Israel        N/A
------------------------------------------------------------      -------
(Address of principal executive offices)                         (Zip Code)



     Registrant's telephone number, including area code: 011-972-3-930-7302



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         Attached hereto and incorporated by reference herein is the following document:

         Exhibit 1. Press Release, dated December 20, 2000, announcing financial difficulties, voluntary delisting from The Nasdaq SmallCap Market and the resignations of Pessie Goldenberg as an officer and director of the Registrant and of Yeshayahu ("Shaike") Orbach as an officer of the Registrant.















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MULTIMEDIA K.I.D., INC.



Date: December 21, 2000                     By: /s/ Cliff DeGroot
                                               --------------------------
                                                Cliff DeGroot
                                                Chief Financial Officer











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